UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2024
Date of Report (Date of Earliest Event Reported)

Panbela Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39468	88-2805017
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(952) 479-1196
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PBLA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 28, 2024, Panbela Therapeutics, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Roth Capital Partners, LLC (the “Placement Agent”) and a securities purchase agreement (the “Purchase Agreement”) with certain purchasers for the purchase and sale, in a registered public offering by the Company (the “Public Offering”), of (i) an aggregate of 794,000 shares of its common stock, par value $0.001 per share (“Common Stock”) and pre-funded warrants to purchase up to an aggregate of 3,581,000 shares of Common Stock (the “Pre-Funded Warrants”), (ii) Class E common stock purchase warrants to purchase up to an aggregate of 1,093,750 shares of its Common Stock (the “Class E Warrants”) and Class F common stock purchase warrants to purchase up to an aggregate of 7,656,250 shares of its Common Stock (the “Class F Warrants” and, together with the Class F Warrants, the “Common Warrants”) at a combined offering price of $2.06 per share of Common Stock and associated Common Warrants, or $2.059 per Pre-Funded Warrant and associated Common Warrants, resulting in gross proceeds of approximately $9.0 million. The Public Offering is expected to close on January 31, 2024, subject to satisfaction of customary closing conditions.

The Common Warrants will have an exercise price of $2.06 per share, are exercisable upon issuance, and will expire five years following the date of issuance. The exercise price of the Common Warrants will not be subject to any price protection or other forms of downward adjustment based on future events, and the alternative cashless exercise feature that was proposed for the Class E Warrants has been eliminated. Notwithstanding the 25% and 175% coverage by the Class E and Class F Warrants, respectively, the Common Warrants share substantially the same terms. The Company expects to enter into a warrant agency agreement (the “Warrant Agency Agreement”) with the Company’s transfer agent, VStock Transfer, LLC, who will act as warrant agent for the Company, setting forth additional terms and conditions of the Common Warrants.

The Pre-Funded Warrants will not expire and have an exercise price of $0.001 per share. The Pre-Funded Warrants were sold to purchasers whose purchase of shares of Common Stock in the Public Offering would otherwise result in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the purchaser, 9.99%) of the Company’s outstanding Common Stock immediately following the consummation of the Public Offering, in lieu of shares of Common Stock.

Each of the Placement Agency Agreement and Purchase Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. In addition, pursuant to the terms of the Purchase Agreement, the Company and its executive officers and directors have agreed not to, subject to limited exceptions, offer, sell, transfer or otherwise dispose of the Company’s securities for a period of 90 days following the date of closing for the Public Offering set forth above.

As compensation in connection with the Public Offering, Placement Agent is entitled to payment from the Company of a cash fee of 7% of the aggregate gross proceeds raised in the Public Offering, plus reimbursement of certain expenses and legal fees.

The Common Stock, Pre-Funded Warrants, Common Warrants, and shares of Common Stock underlying the warrants, each as described above, are offered pursuant to the Registration Statement on Form S-1 (File No. 333-276367), as amended, that was declared effective by the Securities and Exchange Commission (the “Commission”) on January 26, 2024.

The foregoing descriptions of the Placement Agency Agreement, the Purchase Agreement, the proposed Warrant Agency Agreement, the Pre-Funded Warrants, the Class E Warrants and the Class F Warrants do not purport to be complete and are subject to, and qualified by, the full text of such documents, copies of which are filed as Exhibits 10.1, 10.2, 4.1, 4.2, 4.3 and 4.4, respectively, and incorporated by reference herein. The Placement Agency Agreement and Purchase Agreement are attached hereto as exhibits to provide interested persons with information regarding their terms, but are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Placement Agency Agreement and Purchase Agreement were made only for purposes of such agreements as of specific dates indicated therein, were solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of such agreements.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required, the information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.03.

Item 7.01	Regulation FD Disclosure.

On January 29, 2024, the Company issued a press release announcing the pricing of the Public Offering, the text of which is furnished as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1
Form of Warrant Agency Agreement by and between Panbela Therapeutics, Inc. and VStock Transfer, LLC (incorporated by reference to Exhibit 4.16 to registration statement on Form S-1 filed January 4, 2024)

4.2	Form of Pre-Funded Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.17 to registration statement on Form S-1 filed January 4, 2024)

4.3	Form of Class E Common Stock Purchase Warrant

4.4	Form of Class F Common Stock Purchase Warrant

10.1	Placement Agency Agreement dated as of January 28, 2024 by and between Panbela Therapeutics, Inc. and Roth Capital Partners, LLC

10.2	Form of Securities Purchase Agreement dated as of January 28, 2024 by and between Panbela Therapeutics, Inc. and the purchasers named therein

99.1	Company Press Release dated January 29, 2024

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements,” including within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “believe,” “can,” “design,” “expect,” “focus,” “intend,” “looking forward,” “may,” “plan,” “positioned,” “potential,” and “will.” All statements other than statements of historical fact are statements that should be deemed forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially and adversely from the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) our ability to obtain additional funding to execute our business and clinical development plans; (ii) progress and success of our clinical development program; (iii) the impact of the current COVID-19 pandemic on our ability to conduct our clinical trials; (iv) our ability to demonstrate the safety and effectiveness of our product candidates: ivospemin (SBP-101) and eflornithine (CPP-1X); (v) our reliance on a third party for the execution of the registration trial for our product candidate Flynpovi ; (vi) our ability to obtain regulatory approvals for our product candidates, SBP-101 and CPP-1X in the United States, the European Union or other international markets; (vii) the market acceptance and level of future sales of our product candidates, SBP-101 and CPP-1X; (viii) the cost and delays in product development that may result from changes in regulatory oversight applicable to our product candidates, SBP-101 and CPP-1X; (ix) the rate of progress in establishing reimbursement arrangements with third-party payors; (x) the effect of competing technological and market developments; (xi) the costs involved in filing and prosecuting patent applications and enforcing or defending patent claims; (xii) our ability to maintain the listing of our common stock on a national securities exchange; (xiii) satisfaction of applicable closing conditions for the offering, and (xiv) such other factors as discussed in Part I, Item 1A under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, any additional risks presented in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Any forward-looking statement made by us in this report is based on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement or reasons why actual results would differ from those anticipated in any such forward-looking statement, whether written or oral, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Panbela Therapeutics, Inc.
Date: January 29, 2024	By:	/s/ Susan Horvath
Susan Horvath
Chief Financial Officer